UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2012

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-144337	75-2749762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas		75001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Third Amendment to the Credit Agreement

On December 19, 2012, United Surgical Partners International, Inc. (the “Company”), USPI Holdings, Inc., the direct parent of the Company (“Holdings”), J.P. Morgan Chase Bank, N.A., as the administrative agent (in such capacity, the “Administrative Agent”) and certain lenders party thereto, entered into the third amendment (the “Third Amendment”) to the credit agreement, dated as of April 19, 2007, by and among the Company, Holdings, J.P. Morgan Chase Bank, N.A. as administrative agent and the lenders party thereto from time to time (as amended by amendment no. 1, dated as of August 19, 2009, the second amendment, dated as of April 3, 2012 and the incremental facility amendment, dated as of April 3, 2012, the “Existing Credit Agreement”). The Existing Credit Agreement, as amended by the Third Amendment, is referred to herein as the “Amended Credit Agreement.”

The terms of the Third Amendment include the extension of credit to the Company in the amount of a $150 million increase to the existing tranche B term loan facility maturing in 2019. In connection with the Third Amendment, the Company, Holdings and certain of the Company’s wholly-owned domestic subsidiaries (such subsidiaries, the “Subsidiary Guarantors”) delivered an acknowledgement of the Guarantee and Collateral Agreement, dated as of April 19, 2007, which affirms and acknowledges the pledges and guarantees of the Company, Holdings and the Subsidiary Guarantors under the Amended Credit Agreement.

The proceeds of the Third Amendment are being used to repay certain outstanding indebtedness under the Company’s revolving credit facility, fund a dividend to the equity holders of the Company’s ultimate parent, finance general corporate purposes and pay related transaction fees and expenses.

The foregoing description of the Third Amendment to the Credit Agreement is qualified in its entirety by reference to the complete terms and conditions of the Third Amendment to the Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangements of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Third Amendment, dated as of December 19, 2012, to the Credit Agreement dated as of April 19, 2007, among Holdings, the Company, as the Borrower, and the lenders, agents and other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

By:	/s/ Mark A. Kopser
Mark A. Kopser
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: December 19, 2012

EXHIBIT INDEX

(d)	Exhibits.

10.1	Third Amendment, dated as of December 19, 2012, to the Credit Agreement dated as of April 19, 2007, among Holdings, the Company, as the Borrower, and the lenders, agents and other parties thereto.